Exhibit 32.1

Certification Pursuant to
U.S.C. Section 1350, as adopted pursuant to
to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, the Executive Chairman of BellRing Brands, Inc. (the “Company”), hereby certifies that, to his knowledge on the date hereof:

(a)    the annual report on Form 10-K for the period ended September 30, 2021, filed on the date hereof with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

(b)    information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 19, 2021	By:	/s/ Robert. V. Vitale
Robert V. Vitale
Executive Chairman

A signed original of this written statement required by Section 906 has been provided to BellRing Brands, Inc. and will be retained by BellRing Brands, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Certification Pursuant to
U.S.C. Section 1350, as adopted pursuant to
to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, the President and Chief Executive Officer of BellRing Brands, Inc. (the “Company”), hereby certifies that, to his knowledge on the date hereof:

(a)    the annual report on Form 10-K for the period ended September 30, 2021, filed on the date hereof with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

(b)    information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 19, 2021	By:	/s/ Darcy H. Davenport
Darcy H. Davenport
President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to BellRing Brands, Inc. and will be retained by BellRing Brands, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Certification Pursuant to
U.S.C. Section 1350, as adopted pursuant to
to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, the Chief Financial Officer of BellRing Brands, Inc. (the “Company”), hereby certifies that, to his knowledge on the date hereof:

(a)    the annual report on Form 10-K for the period ended September 30, 2021, filed on the date hereof with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

(b)    information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 19, 2021	By:	/s/ Paul A. Rode
Paul A. Rode
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to BellRing Brands, Inc. and will be retained by BellRing Brands, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.